SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 21, 2007

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                             THE TJX COMPANIES, INC.
               (Exact name of Registrant as specified in charter)

         DELAWARE                    1-4908                04-2207613
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(State or other jurisdiction      (Common File           (I.R.S. employer
      of incorporation)             Number)              identification No.)

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                    770 Cochituate Road, Framingham, MA 01701
                    -----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (508) 390-1000
                          Registrant's Telephone Number
                              (including area code)

                                       N/A
                                       ---
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The information contained in this report is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing:

     On February 21, 2007, The TJX Companies, Inc. issued a press release which included financial results for the fiscal year ended January 27, 2007. The release is furnished as Exhibit 99.1 hereto.

ITEM 8.01. OTHER EVENTS

     On February 21, 2007, The TJX Companies, Inc. issued a press release providing an update on the previously announced unauthorized intrusion into its computer system that processes and stores information related to customer transactions.

     A copy of the press release providing an update on the computer system intrusion is attached as Exhibit 99.2 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

Exhibit
Number   Title

99.1     Press Release, dated February 21, 2007 of The TJX Companies, Inc.

99.2     Press Release, dated February 21, 2007 of The TJX Companies, Inc.



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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               THE TJX COMPANIES, INC.



                               /s/ Jeffrey G. Naylor
                               ---------------------------------------------
                               Jeffrey G. Naylor
                               Senior Executive Vice President and
                               Chief Financial and Administrative Officer

Dated:  February 21, 2007


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                                 EXHIBIT INDEX

Exhibit
Number   Description

99.1     Press Release, dated February 21, 2007 of The TJX Companies, Inc.
99.2     Press Release, dated February 21, 2007 of The TJX Companies, Inc.